SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

|X|   Preliminary information statement

|_| Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

|_|   Definitive information statement

                      MICRO BIO-MEDICAL WASTE SYSTEMS, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|_|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

                        PRELIMINARY INFORMATION STATEMENT

                      MICRO BIO-MEDICAL WASTE SYSTEMS, INC.
                              27430 Riverside Lane
                           Valencia, California 91354
                                 (661) 287-3772

                              INFORMATION STATEMENT


   WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY


This information statement (the "Information Statement") is furnished to the shareholders of Micro Bio-Medical Waste Systems, Inc., a Nevada corporation (the "Company"), with respect to certain corporate actions of the Company. This Information statement is first being provided to shareholders on or about September ___, 2006.

The corporate action involves the following proposal (the "Proposal"):

      1. To approve an amendment to the Company's Articles of Incorporation to change the name of the Company to "Crown Equity Holdings Inc."

ONLY THE COMPANY'S SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON SEPTEMBER __, 2006 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF THE PROPOSAL. PRINCIPAL SHAREHOLDERS WHO, AS OF THE RECORD DATE, WILL COLLECTIVELY HOLD IN EXCESS OF 50% OF THE COMPANY'S 5,324,465 ISSUED AND OUTSTANDING SHARES ENTITLED TO VOTE ON THE PROPOSAL HAVE INDICATED THAT THEY WILL VOTE IN FAVOR OF THE PROPOSAL. AS A RESULT, THE PROPOSAL SHOULD BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY. THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE MAILING OF THIS INFORMATION STATEMENT, BUT AS SOON THEREAFTER AS PRACTICABLE.

                       BY ORDER OF THE BOARD OF DIRECTORS


/s/ Charles Smith
Charles Smith
Chief Executive Officer

Valencia, California
August 31, 2006


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

                                TABLE OF CONTENTS

                                                                                                           PAGE NO.
WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY........................................i
ABOUT THE INFORMATION STATEMENT...................................................................................1
   What is the purpose of the information statement?..............................................................1
   Who is entitled to notice?.....................................................................................1
   What corporate matters will the principal shareholders vote for and how will they vote?........................1
   What vote is required to approve the proposal?.................................................................1
STOCK OWNERSHIP...................................................................................................2
   Beneficial Owners..............................................................................................2
PROPOSAL 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION...........................................................3
   Purpose of Changing the Company's Name.........................................................................3
   Amendment of Articles of Incorporation.........................................................................3
   Description Of Securities......................................................................................3
   Transfer Agent.................................................................................................4
   Additional Information.........................................................................................4
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON..........................................4
PROPOSALS BY SECURITY HOLDERS.....................................................................................5
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS......................................................5


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

                      MICRO BIO-MEDICAL WASTE SYSTEMS, INC.
                              27430 Riverside Lane
                           Valencia, California 91354
                                 (661) 287-3772
                              ---------------------

                        PRELIMINARY INFORMATION STATEMENT
                                 AUGUST 31, 2006
                            -------------------------

      This information statement contains information related to certain corporate actions of Micro Bio-Medical Waste Systems, Inc., a Nevada corporation (the "Company"), and is expected to be mailed to shareholders on or about September __, 2006.

                         ABOUT THE INFORMATION STATEMENT

What is the purpose of the information statement?

      This information statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of principal shareholders. Shareholders holding a majority of the Company's outstanding common stock are expected to act upon certain corporate matters outlined in this information statement, which action is expected to take place September ___, 2006, consisting of the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "Crown Equity Holdings Inc."

Who is entitled to notice?

      Each holder of an outstanding share of common stock of record on the close of business on the Record Date, September __, 2006, will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the record date that hold in excess of fifty percent (50%) of the Company's 5,324,465 issued and outstanding shares of common stock have indicated that they will vote in favor of the Proposal. Under Nevada Corporate Law, all of the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the Proposal is required.

What corporate matters will the principal shareholders vote for and how will they vote?

      Shareholders holding a majority of the outstanding stock have indicated that they will vote for the following matter:

      FOR the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "Crown Equity Holdings Inc."

What vote is required to approve the proposal?

      For the approval of an amendment to the Company's Articles of Incorporation to change the name of the Corporation, the affirmative vote of a majority of the shares of common stock outstanding on the record date, or 2,662,233 will be required for approval. Shareholders holding in excess of 2,662,233 shares have indicated that they will vote for the approval of the amendment.


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

                                 STOCK OWNERSHIP

Beneficial Owners

      As of August 30, 2006, other than the persons identified below, no person owned beneficially more than five percent (5%) of the Company's common stock. Unless otherwise indicated, beneficial ownership is direct and the persons indicated have sole voting and investment power. As of August 31, 2006, the Company had 5,324,465 shares of common stock outstanding.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                                                                             Amount and
                                                                                              Nature of
                              Name and Address                                               Beneficial       Percentage
Title of Class                of Beneficial Owner                                             Ownership       of Class(1)
--------------                -------------------                                            ----------       -----------
                              Crown Partners, Inc.                                            3,407,941           64.00%
                              27430 Riverside Lane
                              Valencia CA 91354
                              TOTAL:                                                          3,407,941           64.00%

                        SECURITY OWNERSHIP OF MANAGEMENT

                                                                                             Amount and
                                                                                              Nature of
                              Name and Address                                               Beneficial       Percentage
Title of Class                of Beneficial Owner                                             Ownership      of Class (1)
--------------                -------------------                                            ----------       -----------
                              Charles Smith (2)                                                  10,334            0.19%
                              27430 Riverside Lane
                              Valencia CA 91354

                              Steven Onoue (2)                                                   16,668            0.31%
                              27430 Riverside Lane
                              Valencia CA 91354

                              Dr. Sadegh Salmassi (2)                                            10,000            0.19%
                              27430 Riverside Lane
                              Valencia CA 91354

                              All directors and executive officers as a group (3 persons)        37,002            0.69%

(1) Applicable percentage of ownership is based on 5,324,465 shares of common stock outstanding as of August 30, 2006 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting of investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of August 30, 2006 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Messrs. Smith, Onoue and Salmassi are also officers and directors of Crown Partners, Inc., which is the majority shareholder of the Company. Messrs. Smith, Onoue and Salmassi disclaim any beneficial or direct ownership interest in the shares owned by Crown Partners, Inc.


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

              PROPOSAL - AMENDMENT TO THE ARTICLES OF INCORPORATION

      The Company's directors propose an amendment to the Company's Articles of Incorporation to change the name of the Company to "Crown Equity Holdings Inc."

Purpose of Changing the Company's Name

      The Company originally changed its name to its current name in connection with the proposed acquisition of a medical waste business. The Company was unable to complete that transaction and its current name indicates that the Company is engaged in the medical waste business, which is not accurate at the present time.

General Corporate Purposes

      In addition to the reasons set forth above, the Company's directors believe that it is desirable to have a name that more accurately reflects the nature of the Company's proposed future operations and reflects its status of a subsidiary of Crown Partners, Inc., its majority shareholder. The Company's directors believe that this will make the Company more attractive to entities interested in being acquired by the Company as well as for possible future financings, possible future acquisition transactions, and other general corporate purposes.

Amendment of Articles of Incorporation

      The amendment to the Company's Articles of Incorporation provides for the change of the Company's name to "Crown Equity Holdings Inc."

      The amendment to the Company's Articles of Incorporation shall be filed with the Nevada Secretary of State so that Article One of the Articles of Incorporation shall be changed as follows:

      ARTICLE ONE [Name]. The name of the Corporation is Crown Equity Holdings Inc.

Advantages and Disadvantages of Changing the Name of the Company

      There are certain advantages and disadvantages of voting for a name change for the Company. The advantages include:

      o To have the name more accurately reflect the current business plan of the Company.

      o To be more attractive to and to attract potential business acquisitions, if any.

      o     The disadvantages include:

      o Confusion to current shareholders concerning the name of the Company and the trading symbol under which the Company's common stock trades since upon the effective date of the name change, the Company's trading symbol will change. This could cause the market price of our stock to decline in the short term until shareholders and potential buyers learn our new trading symbol.

Description Of Securities

General

      The Company's authorized capital consists of 500,000,000 shares of common stock, par value $0.001 per share. On August 30, 2006, there were 5,324,465 outstanding shares of common stock. Set forth below is a description of certain provisions relating to the Company's capital stock. For additional information, please refer to the Company's Articles of Incorporation and By-Laws and the Nevada General Corporate Laws.


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

Common Stock

      Each outstanding share of common stock has one vote on all matters requiring a vote of the stockholders. There is no right to cumulative voting; thus, the holder of fifty percent or more of the shares outstanding can, if they choose to do so, elect all of the directors. In the event of a voluntary of involuntary liquidation, all stockholders are entitled to a pro rata distribution after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. The holders of the common stock have no preemptive rights with respect to future offerings of shares of common stock. Holders of common stock are entitled to dividends if, as and when declared by the Board of Directors out of the funds legally available therefore at that time. It is the Company's present intention to retain earnings, if any, for use in its business. The payment of dividends on the common stock are, therefore, unlikely in the foreseeable future.

      The Company has no authorized shares of preferred stock.

Dividends

      The Company has not paid any dividends to date. There are no restrictions on the common stock or otherwise that limit the ability of us to pay cash dividends if declared by the Board of Directors. The holders of common stock are entitled to receive dividends if and when declared by the Board of Directors, out of funds legally available therefore and to share pro-rata in any distribution to the shareholders. Generally, we are not able to pay dividends if, after payment of the dividends, we would be unable to pay our liabilities as they become due or if the value of our assets, after payment of the liabilities, is less than the aggregate of our liabilities and stated capital of all classes. We do not anticipate declaring or paying any cash dividends in the foreseeable future.

Transfer Agent

      The Company's transfer agent is Signature Stock Transfer, Inc. Their address is 2301 Ohio Drive, Suite 100, Plano, Texas 75093; their telephone number is (972) 612-4120.

Anti-Takeover Effects Of Provisions Of The Articles of Incorporation

      Authorized but unissued shares of common stock and preferred stock would be available for future issuance without our shareholders' approval. These additional shares may be utilized for a variety of corporate purposes including, but not limited to, future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desires at that time. A takeover may be beneficial to shareholders because, among other reasons, a potential suitor may offer shareholders a premium for their shares of stock compared to the then-existing market price.

Additional Information

      Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, and the Company's Quarterly Report on Form 10-QSB for the six months ended June 30, 2006.

    INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

      (a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.


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

      (b) No director of the Company has informed the Company that he intends to oppose the proposed action to be taken by the Company set forth in this information statement.

                          PROPOSALS BY SECURITY HOLDERS

      No security holder has requested the Company to include any proposals in this information statement.


          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

      Only one information statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the information statement by sending a written request to the Company at 27430 Riverside Lane, Valencia, California 91354 or by calling the Company at (661) 287-3772 and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.


                                         By Order of the Board of Directors

                                         /s/Charles Smith
                                         ----------------
                                         Charles Smith
                                         Chief Executive Officer

Valencia, California
August 30, 2006


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